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                                 EXHIBIT 23(c)

                       CONSENT OF KPMG PEAT MARWICK LLP
                       --------------------------------


    We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 24, 1997, which appears in Keystone Heritage Group, Inc.'s 1996 Annual Report on Form 10-K, and to the reference to our Firm under the caption "Experts" in the prospectus.


                              KPMG PEAT MARWICK LLP


                              By:
                                  ---------------------------------

Philadelphia, Pennsylvania

December 2, 1997